UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01Other Events.

On May 11, 2021, Sunstone Hotel Investors, Inc. (the “Company”) and its wholly owned subsidiary, Sunstone Hotel Partnership, LLC (the “Operating Partnership”), entered into an underwriting agreement dated May 11, 2021 (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and BofA Securities, Inc., as representatives of the several underwriters named in the Underwriting Agreement, relating to the sale of 4,000,000 shares of the Company’s 6.125% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series H Preferred Stock”) in connection with an underwritten public offering (the “Offering”), pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-236538). The Company also granted the underwriters a 30-day option to purchase up to an additional 600,000 shares solely to cover over-allotments, which has been exercised in full. The Offering is expected to close on May 24, 2021, subject to customary closing conditions. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Additionally, on May 12, 2021, the Company provided notice of redemption to the holders of shares of its 6.950% Series E Cumulative Redeemable Preferred Stock, $0.01 par value (the “Series E Preferred Stock”). On June 11, 2021, the Company will redeem all 4,600,000 shares of its Series E Preferred Stock at a price equal to $25.00 per share plus an amount equal to all accrued and unpaid dividends thereon, using proceeds received from the Offering. After the redemption date, the Company will have no outstanding shares of Series E Preferred Stock, and all rights of the holders of such shares will be terminated. Because the redemption of the Series E Preferred Stock is a redemption in full, trading of the Series E Preferred Stock on the New York Stock Exchange will cease on the redemption date.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 11, 2021, by and between Sunstone Hotel Investors, Inc. and Sunstone Hotel Partnership, LLC and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and BofA Securities, Inc., as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 14, 2021	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer